Exhibit 99.1

DATE: May 11, 2007

From:
Safety Products Holdings, Inc. and Norcross Safety Products L.L.C.
2001 Spring Road
Oak Brook, IL  60523

Contact:
David F. Myers, Jr.
(630) 572-5715

FOR IMMEDIATE RELEASE

SAFETY PRODUCTS HOLDINGS, INC. AND NORCROSS SAFETY PRODUCTS L.L.C.
ANNOUNCE FIRST QUARTER 2007 RESULTS

OAK BROOK, IL May 11, 2007 — Safety Products Holdings, Inc. (“Holdings”) and Norcross Safety Products L.L.C. (“NSP” and collectively with Holdings, the “Company”), today announced results for the quarter ended March 31, 2007.  The following discussion presents results for both NSP and the Company only where the results between the two differ.

For the first quarter of 2007, net sales of the Company were $153.2 million compared to $141.9 million in the first quarter of 2006.  Income from operations was $18.6 million and $16.3 million for NSP and $18.5 million and $16.2 million for the Company for the three months ended March 31, 2007 and April 1, 2006, respectively.

The Company’s net sales increase of $11.3 million, or 8.0%, was attributable to increased net sales in its general safety and preparedness and electrical safety segments. In the general safety and preparedness segment, the net sales increase of $5.3 million, or 5.4%, was the result of overall organic growth and favorable exchange rates.  In the fire service segment, net sales decreased $0.2 million, or 0.9%. In the electrical safety segment, net sales increased $6.2 million, or 33.5%, primarily driven by strong overall market demand, new product penetration and incremental net sales resulting from the acquisition of The White Rubber Corporation.

The Company’s gross profit increased by $5.0 million, or 9.2%, primarily due to the increase in net sales.  Excluding the impact of $0.7 million of inventory purchase accounting adjustments recognized in the three months ended April 1, 2006, the Company’s gross profit increased $4.3 million, or 7.7%.  After adjusting for the inventory purchase accounting adjustments, the Company’s gross profit margin was 38.3% for the three months ended March 31, 2007, as compared to 38.4% for the three months ended April 1, 2006.

In the first quarter of 2007, income from operations increased by $2.3 million, or 13.9% for both NSP and the Company.  In the general safety and preparedness segment, income from operations increased by $1.2 million, or 10.7%, primarily due to higher net sales volume, favorable margin realization and the impact of the inventory purchase accounting adjustments.  In the fire service segment, income from operations increased by $0.3 million, or 11.1%, primarily as a result of lower general and administrative expenses. In the electrical safety segment, income from operations increased by $0.8 million, or 15.8%, primarily due to higher net sales.  Excluding the impact of management incentive compensation of $0.8 million in 2006 and $0.3 million in 2007, corporate expenses for both NSP and the Company increased by $0.5 million, primarily due to higher payroll, administrative expenses and professional fees.

As of March 31, 2007, NSP and the Company had working capital of $154.1 million and $159.3 million and cash of $16.2 million and $16.9 million, respectively. The Company’s capital expenditures were $3.3 million in the first quarter of 2007 and $2.3 million in the first quarter of 2006.

“EBITDA” is net income plus interest expense, net, income tax expense and depreciation and amortization expense.  EBITDA and the supplemental information are summarized below as management believes that EBITDA and the supplemental information are useful to investors as they provide investors with disclosures of NSP’s and the Company’s operating performance on the same basis as that used by management. EBITDA does not represent and should not be considered as an alternative to net income, as determined by accounting principles generally accepted in the United States (GAAP), and NSP’s and the Company’s calculations thereof may not be comparable to that reported by other companies. EBITDA does not take into account NSP’s and the Company’s working capital requirements, debt service requirements and other commitments and, accordingly, is not necessarily indicative of amounts that may be available for discretionary use.

The following table reconciles net income to EBITDA for NSP:

	Three Months Ended (1)
	April 1,	March 31,
	2006	2007

Net income	$6,794	$7,155
Add:
Interest expense, net	6,299	6,817
Income tax expense	3,554	4,676
Depreciation and amortization expense	5,865	6,566
EBITDA	$22,512	$25,214

The following table reconciles net income to EBITDA for the Company:

	Three Months Ended (1)
	April 1,	March 31,
	2006	2007

Net income	$3,687	$3,783
Add:
Interest expense, net	11,085	12,124
Income tax expense	1,835	2,683
Depreciation and amortization expense	5,865	6,566
EBITDA	$22,472	$25,156

The following table sets forth supplemental information regarding items included in net income of both NSP and the Company:

	Three Months Ended (1)
	April 1,	March 31,
	2006	2007

Management incentive compensation	$800	$340
Inventory purchase accounting adjustment	741	—
(Gain) loss on sale of property, plant and equipment	(79)	108
Total	$1,462	$448

(1)          The information for the three months ended March 31, 2007 and the three months ended April 1, 2006 has been derived from the unaudited statements of operations.

We are a leading designer, manufacturer and marketer of branded products in the fragmented personal protection equipment industry. We manufacture and market a full line of personal protection equipment for workers in the general safety and preparedness, fire service and electrical safety industries. We sell our products under trusted, long-standing and well-recognized brand names, including North, KCL, Fibre-Metal, NEOS, Morning Pride, Ranger, Servus, Pro-Warrington, American Firewear, Salisbury and SafetyLine. Our broad product offering includes, among other things, respiratory protection, protective footwear, hand protection, bunker gear and linemen equipment.

We have scheduled a conference call to discuss our financial results on Monday, May 14th at 10:00 a.m. EDT.  The call in number is (888) 882-0109.  A recording of the conference call will be available for 72 hours after the completion of the call.  The recording can be accessed by dialing (800) 633-8284 and entering reservation number 21338289.

This press release contains forward-looking information. These statements reflect management’s expectations, estimates, and assumptions based on information available at the time of the statement. Forward-looking statements include, but are not limited to, statements regarding future events, plans, goals, objectives, and expectations. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘intent,’’ ‘‘likely,’’ ‘‘will,’’ ‘‘should,’’ and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. Important factors that could cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements include, but are not limited to: (i) our high degree of leverage and significant debt service obligations; (ii) the impact of current and future laws and governmental regulations affecting us or our product offerings; (iii) the impact of governmental spending; (iv) our ability to retain existing customers, maintain key supplier status with those customers with which we have achieved such status, and obtain new customers; (v) the highly competitive nature of the personal protection equipment industry; (vi) any future changes in management; (vii) acceptance by consumers of new products we develop or acquire; (viii) the importance and costs of product innovation; (ix) unforeseen problems associated with international sales, including gains and losses from foreign currency exchange and restrictions on the efficient repatriation of earnings; (x) the unpredictability of patent protection and other intellectual property issues; (xi) cancellation of current orders; (xii) the outcome of pending product liability claims and the availability of indemnification for those claims; (xiii) general risks associated with the personal protection equipment industry; and (xiv) the successful integration of acquired companies on economically acceptable terms. We undertake no obligation to publicly update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, or changes to future results over time.

Norcross Safety Products L.L.C.
Consolidated Statements of Operations
(Amounts in Thousands) (Unaudited)

	Three Months Ended
	April 1,	March 31,
	2006	2007

Net sales	$141,876	$153,200
Cost of goods sold	88,145	94,545
Gross profit	53,731	58,655
Operating expenses:
Selling	12,875	13,922
Distribution	7,926	9,295
General and administrative (1)	13,917	13,916
Amortization of intangibles	2,726	2,965
Total operating expenses	37,444	40,098
Income from operations	16,287	18,577
Other expense (income):
Interest expense	6,462	7,042
Interest income	(163)	(225)
Other, net	(371)	(97)
Income before income taxes and minority interest	10,359	11,837
Income tax expense	3,554	4,676
Minority interest	11	6
Net income	$6,794	$7,155

(1)          General and administrative expenses exclude amortization of intangibles and include $800 and $340 of management incentive compensation for the three months ended April 1, 2006 and March 31, 2007, respectively.

Norcross Safety Products L.L.C.
Consolidated Balance Sheets
(Amounts in Thousands)

	December 31, 2006 (1)	March 31, 2007 (Unaudited)
Assets
Current assets:
Cash and cash equivalents	$26,096	$16,223
Accounts receivable, less allowance of $2,323 and $2,296 in 2006 and 2007, respectively	73,306	88,994
Inventories	108,270	108,044
Deferred income taxes	2,143	2,143
Prepaid expenses and other current assets	3,555	4,452
Total current assets	213,370	219,856
Property, plant and equipment, net	69,627	69,503
Deferred financing costs, net	6,387	6,051
Goodwill	158,011	158,612
Other intangible assets, net	281,438	278,820
Other noncurrent assets	5,119	9,775
Total assets	$733,952	$742,617

Liabilities and member’s equity
Current liabilities:
Accounts payable	$21,891	$25,691
Accrued expenses	41,882	34,310
Current maturities of long-term obligations	5,830	5,770
Total current liabilities	69,603	65,771
Pension, post-retirement and deferred compensation	17,082	16,339
Long-term obligations	320,666	319,737
Other noncurrent liabilities	7,008	12,505
Deferred income taxes	64,602	65,149
Minority interest	199	204
	409,557	413,934
Member’s equity:
Contributed capital	222,828	223,168
Retained earnings	21,169	27,795
Accumulated other comprehensive income	10,795	11,949
Total member’s equity	254,792	262,912
Total liabilities and member’s equity	$733,952	$742,617

(1)          December 31, 2006 balances were obtained from audited financial statements.

Norcross Safety Products L.L.C.
Consolidated Statements of Cash Flows
(Amounts in Thousands) (Unaudited)

	Three Months Ended
	April 1,	March 31,
	2006	2007
Operating activities
Net income	$6,794	$7,155
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	3,139	3,601
Amortization of intangibles	2,726	2,965
Amortization of deferred financing costs	327	336
Amortization of original issue premium	(251)	(274)
Deferred income taxes	(151)	384
Minority interest	11	6
Management incentive compensation	800	340
(Gain) loss on sale of property, plant and equipment	(79)	108
Changes in operating assets and liabilities:
Accounts receivable	(10,337)	(15,455)
Inventories	(3,104)	492
Prepaid expenses and other current assets	382	47
Other noncurrent assets	73	(152)
Accounts payable	3,768	3,761
Accrued expenses	(6,092)	(8,117)
Pension, postretirement and deferred compensation	(269)	(746)
Other noncurrent liabilities	(22)	(9)
Net cash used in operating activities	(2,285)	(5,558)

Investing activities
Purchase of businesses, net of cash acquired	(4,636)	(159)
Purchases of property, plant and equipment	(2,291)	(3,298)
Proceeds from sale of property, plant and equipment	113	29
Net cash used in investing activities	(6,814)	(3,428)

Financing activities
Payments of debt	(494)	(710)
Capital contribution	150	—
Dividends to Safety Products Holdings, Inc.	(173)	(153)
Net cash used in financing activities	(517)	(863)
Effect of exchange rate changes on cash	279	(24)
Net decrease in cash and cash equivalents	(9,337)	(9,873)
Cash and cash equivalents at beginning of period	20,683	26,096
Cash and cash equivalents at end of period	$11,346	$16,223

Safety Products Holdings, Inc.
Consolidated Statements of Operations
(Amounts in Thousands) (Unaudited)

	Three Months Ended
	April 1,	March 31,
	2006	2007
Net sales	$141,876	$153,200
Cost of goods sold	88,145	94,545
Gross profit	53,731	58,655
Operating expenses:
Selling	12,875	13,922
Distribution	7,926	9,295
General and administrative (1)	13,957	13,974
Amortization of intangibles	2,726	2,965
Total operating expenses	37,484	40,156
Income from operations	16,247	18,499
Other expense (income):
Interest expense	11,248	12,349
Interest income	(163)	(225)
Other, net	(371)	(97)
Income before income taxes and minority interest	5,533	6,472
Income tax expense	1,835	2,683
Minority interest	11	6
Net income	$3,687	$3,783

(1)          General and administrative expenses exclude amortization of intangibles and include $800 and $340 of management incentive compensation for the three months ended April 1, 2006 and March 31, 2007, respectively.

Safety Products Holdings, Inc.
Consolidated Balance Sheets
(Amounts in Thousands)

		March 31,
	December 31,	2007
	2006 (1)	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$26,796	$16,923
Accounts receivable, less allowance of $2,323 and $2,296 in 2006 and 2007, respectively	73,306	88,994
Inventories	108,270	108,044
Deferred income taxes	2,143	2,143
Prepaid expenses and other current assets	3,624	4,492
Total current assets	214,139	220,596
Property, plant and equipment, net	69,627	69,503
Deferred financing costs, net	16,517	15,675
Goodwill	157,242	157,843
Other intangible assets, net	281,438	278,820
Other noncurrent assets	5,119	6,180
Total assets	$744,082	$748,617

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$21,891	$25,691
Accrued expenses	40,596	30,908
Current maturities of long-term obligations	4,820	4,726
Total current liabilities	67,307	61,325
Pension, post-retirement and deferred compensation	17,082	16,339
Long-term obligations	470,140	474,046
Other noncurrent liabilities	7,008	12,505
Deferred income taxes	55,460	52,411
Minority interest	199	204
	549,889	555,505

Shareholders’ equity:
Common shares	110	110
Contributed capital	111,883	112,223
Retained earnings	4,098	7,505
Accumulated other comprehensive income	10,795	11,949
Total shareholders’ equity	126,886	131,787
Total liabilities and shareholders’ equity	$744,082	$748,617

(1)          Information was obtained from audited financial statements.

Safety Products Holdings, Inc.
Consolidated Statements of Cash Flows
(Amounts in Thousands) (Unaudited)

	Three Months Ended
	April 1,	March 31,
	2006	2007
Operating activities
Net income	$3,687	$3,783
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	3,139	3,601
Amortization of intangibles	2,726	2,965
Amortization of deferred financing costs	833	842
Amortization of net original issue premium	(35)	(30)
Deferred income taxes	231	383
Minority interest	11	6
Noncash interest	4,064	4,557
Management incentive compensation	800	340
(Gain) loss on sale of property, plant and equipment	(79)	108
Changes in operating assets and liabilities:
Accounts receivable	(10,337)	(15,455)
Inventories	(3,104)	492
Prepaid expenses and other current assets	412	76
Other noncurrent assets	73	(152)
Accounts payable	3,768	3,761
Accrued expenses	(8,353)	(10,233)
Pension, postretirement and deferred compensation	(269)	(746)
Other noncurrent liabilities	(24)	(9)
Net cash used in operating activities	(2,457)	(5,711)

Investing activities
Purchase of businesses, net of cash acquired	(4,636)	(159)
Purchases of property, plant and equipment	(2,291)	(3,298)
Proceeds from sale of property, plant and equipment	113	29
Net cash used in investing activities	(6,814)	(3,428)

Financing activities
Payments of debt	(494)	(710)
Capital contribution	563	—
Net cash provided by (used in) financing activities	69	(710)
Effect of exchange rate changes on cash	279	(24)
Net decrease in cash and cash equivalents	(8,923)	(9,873)
Cash and cash equivalents at beginning of period	20,819	26,796
Cash and cash equivalents at end of period	$11,896	$16,923